                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         Rushmore Financial Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                         RUSHMORE FINANCIAL GROUP, INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                  TO BE HELD ON
                          WEDNESDAY, DECEMBER 12, 2001




       NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of RUSHMORE FINANCIAL GROUP, INC. (the "Company") will be held on Wednesday, December 12, 2001 at 1:00 p.m., local time, at the University Club, 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, for the following purposes:

       1) To elect a class of three members of the Board of Directors to serve until the 2002 annual meeting of shareholders or until their respective successors are duly elected and qualified;

       2) To ratify the appointment of GRANT THORNTON, L.L.P. as the Company's auditors; and

       3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.


       Only holders of record of Common Stock of the Company on November 14, 2001 will be entitled to vote at the meeting. For a period of at least ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at One Galleria Tower, 13355 Noel Road, Suite 300, Dallas, Texas 75240.


                                          By Order of the Board of Directors


                                          /s/ D. M. (Rusty) Moore, Jr.

                                          D. M. (Rusty) Moore, Jr.
                                          President and Chief Executive Officer



November 12, 2001




-------------------------------------------------------------------------------
You are cordially invited to attend the meeting in person. Even if you plan to be present at the meeting, please sign, date and mail the enclosed proxy promptly. If you attend the meeting, you may choose vote in person or by your proxy.

                         RUSHMORE FINANCIAL GROUP, INC.

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS


                          WEDNESDAY, DECEMBER 12, 2001



         The Board of Directors of Rushmore Financial Group, Inc. (the "Company") furnishes this proxy statement in connection with a solicitation of proxies. The proxies solicited in connection with this proxy statement will be used at the annual meeting of shareholders of the Company to be held on Wednesday, December 12, 2001 at 1:00 p.m., local time, at the University Club, 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may be revoked by written notice to either of the persons named as a proxy or the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed forms of proxy are being mailed on or about November 21, 2001.

         The Company's principal executive office is located at One Galleria Tower, 13355 Noel Road, Suite 300, Dallas, Texas 75240, and its telephone number is 972-308-8858.

         At the close of business on November 14, 2001, (the "Record Date"), the Company had outstanding and entitled to vote 6,472,755 shares of Common Stock, $.01 par value (the "Common Stock"). The holders of record of such shares on such date will be entitled to one vote at the annual meeting for each share held by them. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting will constitute a quorum for the vote of Common Stock.

         The Annual Report to shareholders for the year ended December 31, 2000, including financial statements, is enclosed with this proxy statement.


                            MATTERS TO BE ACTED UPON

         As of the date of this proxy statement, the Board of Directors of the Company knows of no other matters other than Proposal 1 and Proposal 2, described below, which are likely to be presented for consideration at the annual meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. An abstention or non-vote on a matter will not be counted for purposes of determining whether the required vote necessary to approve such matter was received.

PROPOSAL 1 - ELECTION OF DIRECTORS

         At the annual meeting, the holders of Common Stock will be asked to consider and act upon a resolution to elect a class of three members of the Board of Directors. Directors will be elected by a plurality of votes.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         At the annual meeting, the holders of Common Stock will be asked to ratify the Board of Directors appointment of GRANT THORNTON, L.L.P. as the Company's independent auditors for the year ending December 31, 2001. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock present and voting at the annual meeting, is necessary to ratify such appointment. Accordingly, if a shareholder abstains from voting certain shares on the proposals or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have no effect on the vote.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the meeting, a class of three directors is to be elected to hold office until the 2004 annual meeting of shareholders or until their successors are elected and qualified. The Company's Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, equal or approximately equal in number, serving staggered three year terms, and that the number of directors constituting the Board of Directors shall be not less than three nor more than twenty-one, as established by resolution of the Board of Directors or by the vote of holders of at least 66 2/3% of the Common Stock. Following the annual meeting, the Board of Directors will consist of eight members, with three classes of equal or nearly equal membership.

         Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxies FOR the election of the nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by management.

         The enclosed form of proxy provides a means for holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Common Stock does not specify otherwise, the shares represented by such shareholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by management. The withholding of authority or abstention will have no effect upon the election of directors by holders of Common Stock because under Texas law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of Common Stock will constitute a quorum, and the shares held by each holder of Common Stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE THREE NOMINEES TO THE BOARD OF DIRECTORS IDENTIFIED BELOW.

                                   MANAGEMENT


DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

         The following table provides information as of November 14, 2001, with respect to each of the Company's directors continuing in office, nominees for director and executive officers, and certain key employees of the Company as well as their respective ages and positions are as follows:


                                                                                               SERVED AS EXECUTIVE
                                                                                               OFFICER, DIRECTOR OR
         NAME                      AGE                  POSITION                               KEY EMPLOYEE SINCE
         ----                      ---                  --------                               --------------------
DIRECTOR NOMINEES:

CLASS OF NOMINEES WITH TERMS EXPIRING IN 2004
David C. Demas                      35               Director                                        2000
M. Randall Rutledge (2), (3)        52               Director                                        2001
Ernest L. Laginess                  59               Director                                        2001

DIRECTORS CONTINUING IN OFFICE:

CLASS OF DIRECTORS WITH TERMS EXPIRING IN 2002
James M. Fehleison (2), (3)         42               Director                                        1998
Timothy J. Gardiner                 46               Director                                        1997
D. M. (Rusty) Moore, Jr.  (1)       52               Chairman, Chief Executive Officer               1990
                                                        and President

CLASS OF DIRECTORS WITH TERMS EXPIRING IN 2003
W. Thomas Fraser, III (2), (3)      53               Director                                        2000
Gayle C. Tinsley (1)                72               Director                                        1998

OTHER EXECUTIVE OFFICERS OR KEY EMPLOYEES:
Tom Fincher                         39               Chief Compliance Officer of Rushmore
                                                        Securities Corporation                       2001
Andrew B. Hayes                     30               Managing Director of RushTrade                  1999
Howard M. Stein                     52               Controller                                      1995
Richard K. Rainbolt                 37               Director of Technology, RushTrade               2000
James R. Webb, III                  58               Director of RushQuote                           2000


--------------------------------------------------------

(1)      Member of Executive Committee

(2)      Member of Audit Committee

(3)      Member of Compensation Committee

         D. M. (RUSTY) MOORE, JR., is the primary founder and Chief Executive Officer of Rushmore Financial Group, Inc. and has been President since its formation in 1990. Mr. Moore is a 25-year veteran of the insurance and investment industry. He formerly served as Branch Manager, Regional Vice President, Senior Vice President and National Sales Director, and received numerous awards for outstanding sales management performance with Primerica Financial Services, now a division of CitiGroup. He is a 1971 graduate from S.M.U. with a B.B.A. in Marketing.

         GAYLE C. TINSLEY has served as a Director since April 1998 and Vice Chairman and Chief Operations Officer until September 2001. He has more than 30 years of senior management experience with high tech companies ranging in size from startup to Fortune 500 Corporations. Prior to joining Rushmore, his responsibilities have included the hands-on management of multiple key business functions in computer, office products, and telecommunications companies. Among his most prominent achievements is the development of the Automated Teller Machine now widely used around the world as an indispensable standard in the banking industry. Prior to joining Rushmore, he served as a consultant to small businesses in the areas of business and marketing plan development and capital funding. He has held several other positions as Vice President of Sales, Marketing and Technical Services of VMX Corporation, and a former President and Chief Executive Officer of Docutel/Olivetti Corporation and has held management positions with Xerox Corporation, Recognition Equipment, Inc. and IBM Corporation. He began his career with IBM and spent ten years in various branch office, district, and region management positions. He received both his B.S. and Master's Degrees from East Texas State University.

         DAVID C. DEMAS has served as a Director of the Company since June 2000. Mr. Demas is a Founding Partner and has served as a Managing Partner for First Midwest Insurance Group, Inc. since 1992. He is responsible for the management and business development of more than 150 business and 1,500 individual customers. Agency scope includes property and casualty, life and health insurance and investments. From 1995 to present Mr. Demas served as a Business Development Manager for WinkComm. From 1992 to 1995 Mr. Demas was a founding partner of Advanced Integrated Systems, Inc. Mr. Demas has a B.S. in Finance from Indiana University.


         JAMES M. FEHLEISON, CPA has served as a Director of the Company since April 1998. He is currently serving as the Chief Financial Officer for Americredit. Prior to this position, he served as the Chief Financial Officer of First Southwest Holdings, Inc. He has also served as the Chief Financial Officer of the corporate services division of Fidelity Investments and as the Senior Vice President and Controller of Rauscher Pierce Refsnes, Inc. He is a Certified Public Accountant and graduated Magna Cum Laude from Texas Tech University with a B.B.A. in Accounting.


         WILLIAM THOMAS FRASER, III has served as a Director of the Company since May 2000. He currently serves as the Principal and Chief Executive Officer of Hartford Mortgage Services, Inc., whose business includes acting as an exclusive managing agent for residential mortgage operations for the Share Plus Federal Credit Union, serving employees of Kentucky Fried Chicken, Pizza Hut, Taco Bell, Frito-Lay, Inc. and other PepsiCo Companies. He has 29 years in the business community in finance and real estate, including senior management and directorships of suburban banks and principal/owner of a residential mortgage company. Mr. Fraser received his B.B.A and M.B.A. from Southern Methodist University and has attended various schools of banking, mortgage banking, real estate appraisal and marketing.

         TIMOTHY J. GARDINER has served as a Director of the Company since April 1997. He has over 16 years of experience in financial planning. He formerly served as a Regional Director of Managed Economics for Doctors, Inc.; a company engaged in financial planning for members of the medical profession. His practice has focused on providing doctors a comprehensive financial planning profile with emphasis on the doctor's current financial resources, objectives, and planning possibilities, federal income taxation, investment strategies, practice structure, qualified and nonqualified retirement plans, insurance coverages, wills and trusts, estate taxation and potential practice sales possibilities. Mr. Gardiner has served on numerous boards, including Managed Economics for Doctor's (MED), The Colorado Chapter of the Neurofibromatosis Foundation, The National Neurofibromatosis Foundation, and The West Jeff Junior Baseball Association. Mr. Gardiner received an Associate of Arts Degree from Marymount College and a Bachelor of Arts Degree in Political Science with minors in History and Economics from Florida Atlantic University.

         MAX RANDALL RUTLEDGE has served as a Director since his appointment by the Board to fill a vacancy in January 2001. He is formerly a CPA and was the founder and President of Sky Hawk Air Freight since 1981 and until 2001. He has over 25 years of experience in the transportation industry. He holds a B.B.A. from Southern Methodist University and a M.B.A. from the University of North Texas.

         ERNEST L. LAGINESS has served as a Director since May 2001. He is an active Consultant and a Board member of Investscape. He served as a Director of a Small Car Platform Body engineering for Chrysler, now retired. He holds a B.S. in Mechanical Engineering and a Masters of Business Administration.

         HOWARD M. STEIN, CPA, has served as Controller since February 1995. He first entered the financial services profession in 1975, and in this field has held positions as staff accountant, Supervisor of Planning and Forecasting, Accounting Department Manager, Controller, and Chief Financial Officer. Prior to joining Rushmore, he was a Division Controller for First Gibraltar Bank and Chief Financial Officer for FTS Life Insurance Agency, Inc. He graduated from the University of Texas at Austin with a degree in Accounting, and is a Certified Public Accountant.

         TOM FINCHER has served as Chief Compliance Officer of Rushmore Securities Corporation since November 2001. Tom works with the company and its affiliated financial advisors to provide regulatory compliance oversight, strategies and management. Included in his responsibilities is the supervision of both the licensing and compliance departments' staff, performing due diligence, monitoring regulatory audits and maintaining overall corporate quality assurance. Tom has several years of experience in NASD, SEC and insurance industry regulation. He has worked inside two national financial services entities, ranging in size from 1200 representatives to 1500 representatives, catering to financial planners and insurance professionals for CPA's and Credit Unions Organizations. Prior to joining Rushmore Securities Corporation, Tom worked for a prominent financial services broker-dealer where he served as AVP of Brokerage Services, promoting and enforcing home office business practices and compliance for field. Tom attended North Texas State University and holds the NASD Series 4 - Registered Options Principal, Series 7
- General Securities Registered Representative, Series 24 - General Securities Principal, Series 53 - Municipal Securities Principal, Series 63 - Uniform Securities Agent - State Law and Series 65 - Uniform Investment Advisor Law.

         ANDREW B. HAYES has served as the Managing Director of RushTrade.com since March 1999. Prior to joining Rushmore, he served as a Branch Manager of the Dallas office, General Securities Principal and Vice President of Options Trading with Summit Trading, Inc. During his time at Summit Trading he managed a staff of 6 trading and customer support individuals and 40 professional traders. In addition, he managed several projects to implement new electronic trading technologies. Previously, he was Branch Manager and General Securities Principal of Block Trading, Inc.'s Dallas office. He opened the Dallas branch office and managed a staff of electronic trading support employees and expanded the office from 1 to 30 professional investors and traders. During his employment he managed numerous projects to address new technological and regulatory changes in the securities industry. In addition, he was involved in the testing and development of trading software utilizing direct access trading and real time Level II quote data. Prior to his employment with Block Trading, Inc., he served as an Assistant Branch Manager and Registered Representative with Cornerstone Securities, Inc. While at Cornerstone Securities he opened the Dallas branch office and was instrumental in its growth from 2 to 40 professional traders and from 3 to 9 trading support employees. He holds multiple securities industry licenses including Series 24 (General Securities Principal), 55 (Equity Trader), 4 (Registered Options Principal), 7 (General Securities Representative) and 63 (State Examination).

         RICHARD K. RAINBOLT has served as Director of Software Development of Rushtrade.com since September 1999. His personal experience in the technology field is both diverse and extensive. With a total of over 20 years experience with personal computers and hardware design, he has seen the personal computer revolution from its early development to present. In that time period he has designed several products, for both the consumer and commercial markets. Mr. Rainbolt's presence in product development has been "end-to-end", that is from the beginning concept stages through to product release and support. He has worked on a diverse range of products and technologies, ranging from new Internet technologies and Windows applications to Point-of-Sales terminals, consumer Satellite Receivers and Space Station science payload controllers. Mr. Rainbolt has also served as an engineering consultant to: NASA, Schlumberger, TEC, Ensoniq, Southwest Energy Controls, Union Pacific RR, Weathermatic Controls, Pande Resources and others.

         JAMES R. WEBB, III, RHU, has served as the Director of RushQuote since September 2000. Prior to joining Rushmore, he was the Principal of J. R. Webb & Associates, Ltd. He has served as the President and Chief Executive Officer of CFC Insurance, Inc., has served as the Senior Vice President of Sales for SW Group, and Vice President of Honolulu Mortgage Company. He has over 26 years in the insurance and finance industry and has held various management positions with Southland Life Insurance Company, American Founders Life Insurance Company, Hawaiian Life Insurance Company, Ltd., and Commonwealth Mortgage Assurance Company. He has received numerous sales and management awards including a Life and Qualifying membership in the Leading Producers Roundtable and Multimillion Dollar Producer. He is a Registered Professional Health and Disability Underwriter. He is a former big eight scholarship football player and coach and holds a M.S. in Administration and Education and a B.S. in Education from Oklahoma State University.

COMMITTEES OF DIRECTORS

         The Board of Directors has the following committees:

              COMMITTEE               MEMBERS
              ---------               -------

              Executive               D. M. (Rusty) Moore, Jr. - Chairman
                                      Gayle C. Tinsley

              Audit                   James M. Fehleison - Chairman
                                      William Thomas Fraser, III
                                      Max Randall Rutledge

              Compensation            Max Randall Rutledge - Chairman
                                      James M. Fehleison
                                      William Thomas Fraser, III



         The Executive Committee conducts the normal business operations of the Company except for certain matters reserved to the Board of Directors. The Audit Committee recommends an independent auditor for the Company, consults with such independent auditor and reviews the Company's financial statements. The Compensation Committee approves the Compensation of officers and key employees for the Company and the granting of stock options.

EXECUTIVE COMPENSATION


COMPENSATION OF DIRECTORS

         The Company does not provide additional compensation to Directors who are employed by RFGI, but pays each non-employee, independent director a fee of $500 for each Board meeting attended, and automatically grants to each non-employee director non-qualified stock options for 10,000 shares of common stock per year.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 2000, 1999, and 1998, and the number of options granted, to the Chief Executive Officer of the Company and each other executive officer of the Company whose total cash compensation for the fiscal year ended December 31, 2000 exceeded $100,000:


                           SUMMARY COMPENSATION TABLE

                                                                                   Long-Term
                                                                                  Compensation-
  Name and Principal                                                          Securities Underlying
       Position                 Year     Salary      Bonus (1)   Other (2)    Options or Warrants
---------------------------------------------------------------------------------------------------
D.M. (Rusty) Moore, Jr.         2000    $175,000     $     0      $ 3,713            10,000
Chief Executive Officer         1999     138,000           0       73,212            29,972
                                1998     148,003           0       79,265                 0

Gayle C. Tinsley                2000     132,000           0            0            15,000
Chief Operating Officer         1999      36,000           0            0            12,000

John A. Vann                    2000     391,667      46,812       61,564                 0
President, Rushmore             1999      49,833      25,643       26,027                 0
Investment Advisors, Inc.


-----------------------------------------
(1) Performance bonus for division profitability
(2) Commissions paid for the sale of securities and insurance

                             OPTION/SAR GRANT TABLE
                 (OPTION/WARRANT/SAR GRANTS IN LAST FISCAL YEAR)

        Name                Number of      Percent of Total    Exercise   Market Price    Expiration
                           Securities       Option/Warrant      or Base    on Date of        Date
                           Underlying         Granted to         Price    Grant ($/Sh)
                           Options or    Employees in Fiscal    ($/Sh)
                            Warrants             Year
                            Granted
-----------------------------------------------------------------------------------------------------
D. M. (Rusty) Moore, Jr.     10,000              8.87%          $ 2.500     $ 2.500         3/6/08

Gayle C. Tinsley             15,000             13.31%            2.500       2.500         3/6/08



          AGGREGATED OPTION/WARRANT/GRANT/SAR EXERCISES IN LAST FISCAL
                YEAR AND FY-ENDED OPTION/WARRANT/GRANT/SAR VALUE

                                                          Number of Securities        Value of Unexercised
                                                         Underlying Unexercised       In-The-Money Options
                                                      Options/Warrants/Grants/SARs    /Warrants/Grants/SARs
                                                            at 2000 FY-End #              at 2000 FYE $

         Name                   Shares
                             Acquired on    Values
                               Exercise    Realized    Exercisable/ Unexercisable         Exercisable/
                                  #            $                                          Unexercisable
-----------------------------------------------------------------------------------------------------------
D.M. (Rusty) Moore, Jr.           0          $ 0                  15,576                      $ 0
                                                                  31,479                        0

Gayle C. Tinsley                  0            0                  19,500                        0
                                                                  12,500                        0




EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with D. M. (Rusty) Moore, Jr. for a three-year period that is renewed monthly. Such agreement is terminable only upon death, disability or for good cause, including resignation. Upon termination for any other reason, the executive is entitled to receive three year's severance pay.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of November 1, 2001, for
(1) each person known by the Company to own beneficially 5% or more of the Common Stock, (2) each director and executive officer of the Company and (3) all directors and executive officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to its or his shares. The addresses of all such persons are in care of the Company.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK



          Name                         Note        Shares     Percentage of
                                                                  Class
D. M. (Rusty) Moore, Jr.               (1)       1,076,141        16.3%
Douglas W. Powell                                  428,200         6.6%
Reuben Rashty                                      333,583         5.1%
Ernest L. Laginess                                 340,734         5.2%
Eli Rashty                                         333,333         5.1%
David Demas                            (2)         176,667         2.7%
Gayle C. Tinsley                       (3)         102,000         1.6%
Andrew B. Hayes                        (4)          52,000         0.8%
Howard M. Stein                        (5)          50,625         0.8%
Timothy J. Gardiner                    (6)          35,174         0.5%
Richard Rainbolt                       (4)          30,000         0.5%
W. Thomas Fraser,  III                 (7)          22,600         0.3%
James M. Fehleison                     (8)          22,500         0.3%
Max Randall Rutledge                   (4)          10,000         0.2%
All executive officers and
directors as a group (14 persons)      (9)        3,013,55        43.7%

(1) Includes options to purchase 147,055 shares of Common Stock, 20,000 shares held as joint tenants with Mr. Moore's father, and 7,629 shares held of record by Mr. Moore's spouse.
(2) Included options to purchase 10,000 shares of Common Stock, and 166,667 shares owned by a corporation controlled by Mr. Demas.
(3)  Includes options to purchase 82,000 shares of Common Stock.
(4)  Consists of options to purchase Common Stock.
(5)  Includes options to purchase 43,125 shares of Common Stock.
(6)  Includes options to purchase 13,204 shares of Common Stock.
(7)  Includes options to purchase 12,500 shares of Common Stock.
(8)  Includes options to purchase 17,500 shares of Common Stock.
(9)  Includes options to purchase 417,384 shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company believes that all of the transactions set forth below were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         D. M. (Rusty) Moore, Jr., the Company's President and Chief Executive Officer, owns 100% of Rushmore Agency, due to provisions of the Texas Insurance Code that prohibit ownership of life insurance agencies by corporations. Pursuant to an agreement between Mr. Moore and the Company, Rushmore administers all activities of the agency, and all revenues and expenses of the agency are passed through to the Company. Mr. Moore has also granted the Company an irrevocable option for the Company to appoint any other qualified person to acquire Rushmore Agency on its behalf.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under U.S. securities laws, directors, certain executive officers, and persons holding more than 10% of the Company's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and the Company must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, the Company believes all persons subject to reporting filed the required reports on time in 2000.


                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed GRANT THORNTON, L.L.P. to serve as the Company's independent auditors for the year ending December 31, 2001. The shareholders are being asked to ratify the Board's appointment. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.




                          SHAREHOLDER PROPOSALS FOR THE
                       2002 ANNUAL MEETING OF SHAREHOLDERS


         The Company must receive proposals of shareholders at its principal executive office at One Galleria Tower, 13355 Noel Road, Suite 300, Dallas, Texas 75240, by January 1, 2002, for the inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of shareholders.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


         GRANT THORNTON, L.L.P. served as the Company's principal independent public accountants for 2000, and has been appointed by the Company to serve in 2001, subject to ratification by the shareholders at the annual meeting.

                                  OTHER MATTERS


         The Company will pay the cost of solicitation of proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.




                                         By Order of the Board of Directors


                                         /s/ D. M. (Rusty) Moore, Jr.

                                         D. M. (Rusty) Moore, Jr.
                                         President and Chief Executive Officer

November 12, 2001

                               COMMON STOCK PROXY

                         RUSHMORE FINANCIAL GROUP, INC.

    THIS COMMON STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Rushmore Financial Group, Inc. (the "Company") to be held at the University Club, 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Wednesday, December 12, 2001, beginning at 1:00 p.m., local time, and the Proxy Statement in connection therewith and (2) appoints D. M. (Rusty) Moore, Jr. and Gayle C. Tinsley, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

    I, the undersigned, direct that this proxy be voted as follows:

1.  ELECTION OF DIRECTORS:

    [ ]        FOR ALL NOMINEES LISTED        [ ]        WITHHOLD AUTHORITY TO          [ ]        ABSTAIN
               BELOW                                     VOTE FOR                                  FROM VOTING
               (EXCEPT AS MARKED TO THE                  ALL NOMINEES LISTED BELOW
               CONTRARY BELOW)

    M. Randall Rutledge, David C. Demas, Ernest L. Laginess

(To vote for any other individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2.  RATIFY APPOINTMENT OF GRANT THORNTON, L.L.P. AS THE COMPANY'S AUDITORS

    [ ]        FOR RATIFICATION                  [ ]        AGAINST RATIFICATION              [ ]        ABSTAIN FROM VOTING

3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.
                           (Please See Reverse Side)

    This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification in item 2 above.

    The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

    If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

                                    Please date, sign and mail this proxy to the Company.
                                    DATE                                              , 2001
                                           ----------------------------------------

                                    --------------------------------------------
                                    SIGNATURE OF SHAREHOLDER

                                    --------------------------------------------
                                    SIGNATURE OF SHAREHOLDER


                                    Please date this proxy and sign your name exactly as it
                                    appears hereon. Where there is more than one owner, each
                                    should sign. When signing as an attorney, administrator,
                                    executor, guardian or trustee, please add your title as
                                    such. If executed by a corporation, the proxy should be
                                    signed by a duly authorized officer.